hopTo

INVESTOR BRIEFING

Safe Harbor

This discussion contains forward looking statements as that term is defined by the United States Private Securities Litigation Reform Act of 1995. These statements are based on current expectations that are subject to risks and uncertainties. Our forward-looking statements relate to future events or our future performance and include, but are not limited to, statements concerning our business strategy, future commercial revenues, market growth, capital requirements, new product introductions, expansion plans and the adequacy of our funding. Other statements contained in this presentation that are not historical facts are also forward-looking statements. You can sometimes identify forward-looking statements by our use of forward-looking words like "may," "will," "could," "should," "expects," "intends," "plans," anticipates," "believes," "estimates," "seeks," "predicts", "potential," or "continue" or the negative of these terms and other similar expressions and terminology. Actual results may differ materially due to factors such as the inherent challenges of launching a new product, limited effectiveness of marketing campaigns, the costs and risks associated with protecting intellectual property, shifts in customer demand, product development progress, product mix, competitive products and pricing, technological shifts and other variables. Please refer to GraphOn's most recent periodic and other reports filed with the Securities and Exchange commission.

KEY STATS (OTC: HPTO)

Trading Data (@ September 6, 2013)

Stock Price	***$0.43***
52 Week High/Low	*$0.80 / $0.16*
Avg. Daily Volume *(90 day)*	*137,152 shares*
Shares Outstanding	*98.1M*
Public Float	*64%*
Institutional Holdings	*45%*

Market Cap	***$42.2M***
Enterprise Value	*$37.4M*

Number of Employees	*45*

Sources : Yahoo Finance, Nasdaq, Graphon 2Q 2013 10-Q
[1]Includes $3.3M in deferred revenue
[2]Total Equity is a non-GAAP measure. GAAP Stockholders' Equity at June 30, 2013 was approximately $800,000. Total Equity adjusts GAAP Stockholders' Equity by adding to it $1.3M in warrant derivative liability, a non-cash amount.

Financial Highlights (@ June 30, 2013)

Total Revenue *(Last 12 mos.)*	***$6.4M***
Cash & Equivalents	**$4.8M**
Total Current Assets	*$5.6M*
Total Current Liabilities[1]	*$3.9M*
Total Equity[2]	*$2.1M*

CB5



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hopTo

Productivity Workspace for Mobile

content innovative fluid fast mobile intuitive user-centric

"Redefining mobile productivity"

PRODUCTIVITY

During the PC-era, the PC was synonymous with office productivity

PRODUCTIVITY

But the PC era is over. The PC is being displaced by mobile devices

PRODUCTIVITY

And suddenly, everyone is talking about productivity on mobile devices


Hi, this is Walt Mossberg
from the Wall Street Journal
WSJ Personal Technology Columnist
Mossberg Reviews Parallels Access iPad App

Mossberg on Parallels Access



Home > Mobile/Wireless > Mobile Apps

News

Google puts pressure on Microsoft, launches Quickoffice for iPhone and Android

Free for Google Apps for Business customers, adds to already available Quickoffice for iPad

By Gregg Keizer

April 3, 2013 11:53 AM ET 11 Comments

Computerworld - Google launched its Microsoft Office substitute, Quickoffice, for Apple's iPhone, Android smartphones and Android tablets, fulfilling a promise made in December.

The release on Tuesday follows the launch of Quickoffice for Apple's iPad late last year, when a Google executive said that iPhone and Android versions "are on the way." The move was also preceded by a February announcement that Google was baking the Quickoffice technology into both its Chrome browser and Chrome OS.



Citrix Acquires Byte Squared for iPad Editing of Office Documents

White Paper: Finding ROI in Document Collaboration (Read the Free White Paper)

Citrix has announced it has aquired an iPad document editing tool called Byte Squared, and the ability to edit Office documents will now be rolled into its ShareFile Enterprise system.

PRODUCTIVITY

But productivity on mobile is not
as easy as it seems



New Productivity Solutions

Good **for Enterprise**
Secure email, document management

Numbers
Spreadsheet

QuickOffice
Mobile Office Suite

Pages
Word Processor

Productivity apps enable the post-PC era

COMPATIBILITY: A KEY CHALLENGE


POWERPOINT SLIDES
DON'T LOOK RIGHT ON 3RD PARTY APPS!

vs


POWERPOINT SLIDES

Microsoft PowerPoint

Documents-to-Go (iPad)

Mobile users face increasing compatibility issues

New “native” mobile productivity apps cannot easily support nor replace decades of development in proprietary standards from the PC client/server era

Advantage of Status Quo

Compatibility and security concerns justify legacy product solutions

- "Never touch a running system"
- Enabled through remote access to existing PC or servers in the datacenter
- 100% compatibility and secure

CITRIX

Enterprise

$2.6B revenue in 2012

Application Publishing
Secure Mobile Access
Bring-your-own-device

vmware

Enterprise

$4.6B revenue in 2012

End-user computing
Virtual datacenter
Bring-your-own-device

CloudOn

Consumer

4 million users

Microsoft Office-based
productivity solution

STATUS QUO DOESN'T APPLY



Forecast
Millions
1400
1200
1000
800
600
400
200
0
327
190
493
230
654
260
796
300
905
350
2013
2014
2015
2016
2017
Install Base**
Tablet shipments*

New solutions must think "**mobile first**" to be truly successful!

* IDC – Press Release, 03/12/2013 (Low Cost Products Drive Forecast Increases in the Tablet Market)
** Forrester Research World Tablet Adoption, Forecast 2013 to 2017

Mobile Productivity vs. Legacy Approach

Native or Browser-based

- Local execution
- Ideal performance
- Modern, touch-friendly UI
- Limited functionality
- Massive compatibility issues

Quickoffice
Powering the Mobile Professional

Mobile-to-PC/Server

- Perfect compatibility
- PC-equivalent feature-set
- Poor, non-touch friendly UI
- Remote execution
- Less responsive/high latency

CloudOn vmware citrix Parallels

IT IS TIME FOR HOPTO!


Laser focus on mobile User Experience
A "desktop" for your tablet
Aggregated Document Management
Multi-Tasking UI
"Real" MS Office Support

Productivity Workspace – Innovated for Mobile Devices

Microsoft Ad


Start

THE HOPTO WORKSPACE



Deep Sea
Designs
abstract.png
Home / Recent Files
Search Folder...
Photos
Videos
Word
Excel
Powerpoint
filename.docx
cactus.mov
abstract.jpg


9:32 AM
25%
Fields.jpg
One touch file sharing



The Progression of Mobile Apps
Fonts
Headings
Leverage the full power of Microsoft® Office


iPad
Budget Report
Budget Details
Lookup Lists
Budget Categories
Total Cost
Food
Transportation
Housing
Artwork
Banners
Personal Care
Entertainment
Loans
Road Shows
Presentations
Ads
Grand Total
=SUM(C10:C12)
Redefined editing experience for documents

PRODUCTIVITY AS A SERVICE

Workspace

Workspace	Document Editing	Fully compatible
		PC "Strength"
		On Demand
	Aggregation of Documents	PC/Mac/'Personal Cloud'
		Public Cloud Storage
		Private Cloud Storage



Dropbox
Google Drive
box
SkyDrive
Mobile Designed Workspace
hopTo service
Document Editing
Home
Work

hopTo Public BETA (1.0)

hopTo 2.0

Go-To-Market (Consumer)

Consumer

- **Distributed via the AppStore**
- Aggressive PR/Marketing programs to reach target users and drive downloads
- Highly targeted SEO, Social Media, Banner campaigns
- Leverage partners

Pricing

- "Always free", "no friction" pricing model for faster adoption rates
- A la carte menu of in-app features for purchase
- Creating a high perceived value and low user churn
- **Supports pricing structure for Enterprise (much higher price per seat)**

Leverage Partner Eco-Systems

	today	future*
Cloud	box, Dropbox	Google Drive, SkyDrive, SugarSync
OEM	hp	Dell, Samsung, Panasonic ideas for life
Enterprise	Microsoft	vmware

* in planning

Sizing the hopTo Opportunity


Mobile is Key
325 million tablets install base to date
iPad 35% market share
75% of users are consumer
65% of consumers purchase business
Double digit percentage growth per year

56M iPad Users are in the Market for Productivity Apps

hopTo User Base (Consumers)

Phase 1 - iPad

	Penetration Rate	Users
Conservative	0.75% of users purchasing productivity apps on the iPad	420k in 2014
Moderate	1.75% of users purchasing productivity apps on the iPad	1 Million in 2014
Aggressive	5% of users purchasing productivity apps on the iPad	2.8 Million in 2014

Enterprise opportunity

Enterprise

- 1.3 billion mobile workers in 2015
- Mobile workforce will drive BYOD
- Forrester projects that mobile sales to Government will grow to $21bn

Opportunity

- Productivity solutions in high-demand
- Focus on security and user experience
- "Mobile First" will succeed over traditional enterprise solutions

Protecting Innovation through IP

Over the last 18 months…

- Strong strategic IP plan implemented
- Significant investment in resources
- **139** patents filed and counting
- IP covering a range of claims

Thank You!

www.hopTo.com